Exhibit 99.1

STOCKHOLDERS AGREEMENT

Dated as of March 3, 2017

THIS STOCKHOLDERS AGREEMENT is made and entered into as of March 3, 2017, by and among Ladder Capital Corp, a Delaware corporation (the “Company”) and RREF II Ladder LLC, a Delaware limited liability company (the “Stockholder”), and any Permitted Transferee that becomes a party to this Agreement by executing and delivering a joinder to this Agreement in the form attached hereto as Exhibit A.

RECITALS

WHEREAS, in connection with the consummation of the transactions contemplated by the Stock Purchase Agreement, dated as of February 27, 2017 (the “SPA”), by and among the Stockholder, each of the legal entities set forth on Exhibit A thereto (collectively, the “Sellers” and each, a “Seller”), and, solely for purposes of Sections 2.3(c) and 3.3 therein, the Company, the parties hereto desire to enter into this Agreement in order to establish certain rights, restrictions and obligations of the Stockholder and its Permitted Transferees, as well as to set forth certain corporate governance and other arrangements relating to the Company and its securities.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, warranties and agreements contained herein, and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties to this Agreement hereby agree as follows:

Section 1.                                           Definitions.

(a)                                 As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of a Person is any other Person that directly or indirectly controls, is controlled by, or is under common control with such specified Person, and “Affiliated” shall have a correlative meaning; provided, however, that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth herein, no Stockholder Party shall be deemed to be an Affiliate of the Company, solely by virtue of (i) such party’s ownership of Common Stock or its being a party to this Agreement, (ii) the election of directors nominated by the Company for election to the Board pursuant to this Agreement or (iii) any other action taken by such party or its respective Affiliates which is expressly required or contemplated under this Agreement, in each case in accordance with the terms and conditions of, and subject to the limitations and restrictions set forth in, this Agreement (and irrespective of the characteristics of the aforesaid relationships and actions under applicable Law or accounting principles). For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the power to, directly or indirectly, direct or cause the direction of the affairs or management of such Person, whether through the ownership of voting securities, as trustee or executor, by contract or any other means.

“Agreement” means this Stockholders Agreement, as amended, modified or supplemented from time to time, in accordance with the terms hereof, together with any exhibits, schedules or other attachments hereto.

“Alternate Director” means an alternate director previously agreed upon between the parties hereto and identified in a separate writing dated the date hereof between the parties hereto, who may be designated by the Stockholder to replace Richard O’Toole in the event Mr. O’Toole shall have resigned, retired, died or been removed from office (for any reason) on or prior to December 31, 2017.

“Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the SEC under the Exchange Act; provided that (x) for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing) and (y) solely for purposes of this Agreement, notwithstanding anything to the contrary set forth herein, no Stockholder Party shall be deemed to have Beneficial Ownership of securities owned by another party hereto, solely by virtue of (A) such party’s status as a party to this Agreement, (B) the voting agreements and proxies contained herein or (C) any other action taken by such party or any of its Affiliates which is expressly required or contemplated by the terms of this Agreement, in each case in accordance with the terms and conditions of, and subject to the limitations and restrictions set forth in, this Agreement (and irrespective of the characteristics of the aforesaid relationships and actions under applicable Law or accounting principles).  For purposes of this Agreement, a Person shall be deemed to Beneficially Own any securities Beneficially Owned by its Affiliates or any Group of which such Person or any such Affiliate is or becomes a member or is otherwise acting in concert. “Beneficially Own,” “Beneficially Owned” and “Beneficially Owning” shall have a correlative meaning.

“Board” has the meaning set forth in Section 2(a).

“Capital Stock” means, with respect to any Person at any time, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person.

“Chosen Courts” has the meaning set forth in Section 6(d)(ii).

“Common Stock” means the Class A Common Stock, par value $0.001 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

“Company” has the meaning set forth in the Preamble.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC from time to time thereunder (or under any successor statute).

“Governmental Entity” means any United States or foreign (i) federal, state, local, municipal or other government, (ii) governmental or quasi-governmental entity of any nature (including, without limitation, any governmental agency, branch, department, official or entity and any court or other tribunal), (iii) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, including, without limitation, any arbitral tribunal and self-regulatory organizations, or (iv) any national securities exchange or national quotation system.

“Group” shall have the meaning assigned to it in Section 13(d)(3) of the Exchange Act; provided, however, that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth herein, no Stockholder Party or any of their respective Affiliates shall be deemed to be a member of a Group with each other or each other’s Affiliates, in each case solely by virtue of the existence of this Agreement or any action taken by a party hereto or any such party’s Affiliates which is expressly required or contemplated by the terms hereof or thereof, in each case in accordance with the terms and conditions of, and subject to the limitations and restrictions set forth in, this Agreement (and irrespective of the characteristics of the aforesaid relationships and actions under applicable Law or accounting principles).

“Laws” means, collectively, any applicable federal, state, local or foreign law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Entity.

“New Class II Director” has the meaning set forth in Section 2(a).

“Permitted Transferee” means any Affiliate of The Related Companies, L.P., a New York limited partnership, in each case that becomes a party to and fully subject to and bound by this Agreement to the same extent as the transferring party by executing and delivering a joinder to this Agreement in the form attached hereto as Exhibit A.

“Person” means any natural person, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, foundation, unincorporated organization or government or other agency or political subdivision thereof, or any other entity or Group comprised of two or more of the foregoing.

“ROFO Offer” has the meaning set forth in Section 3(b).

“ROFO Offer Period” has the meaning set forth in Section 3(c).

“SEC” means the Securities and Exchange Commission or any successor agency administering the Securities Act and the Exchange Act at the time.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securitization Investment” has the meaning set forth in Section 3(a).

“Seller” and “Sellers” have the meanings set forth in the Recitals.

“SPA” has the meaning set forth in the Recitals.

“Standstill Period” has the meaning set forth in Section 4(a).

“Stockholder Parties” means (i) the Stockholder and (ii) any Permitted Transferee that is Transferred Common Stock in compliance with the terms of this Agreement.

“Surviving Corporation” has the meaning set forth in Section 4(a).

“Termination Date” has the meaning set forth in Section 6(o).

“Total Voting Power” means, at any time, the total number of votes then entitled to be cast by holders of the outstanding Common Stock and any other securities entitled to vote generally in the election of directors to the Board and not solely upon the occurrence and during the continuation of certain specified events.

“Transfer” means, when used as a noun, any direct or indirect, voluntary or involuntary, sale, disposition, hypothecation, mortgage, encumbrance, gift, pledge, assignment, attachment or other transfer (including the creation of any derivative or synthetic interest, including a participation or other similar interest), whether by merger, testamentary disposition, operation of law or otherwise, but excluding any transfer upon foreclosure of any such hypothecation, mortgage, encumbrance or mortgage, to secure obligations to the Company or any of its Affiliates, and entry into a definitive agreement with respect to any of the foregoing and, when used as a verb, to directly or indirectly, voluntarily or involuntarily, sell, dispose, hypothecate, mortgage, encumber, gift, pledge, assign, attach or otherwise transfer (including by creating any derivative or synthetic interest, including a participation or other similar interest), whether by merger, testamentary disposition, operation of law or otherwise, or enter into a definitive agreement with respect to any of the foregoing.

“Voting Securities” means, at any time, shares of any class of Capital Stock or other securities of the Company, including the Common Stock, which are entitled to vote generally in the election of directors to the Board and not solely upon the occurrence and during the continuation of certain specified events, and any securities convertible into or exercisable or exchangeable for such shares of Capital Stock (whether or not currently so convertible, exercisable or exchangeable or only upon the passage of time, the occurrence of certain events or otherwise).

(b)                                 In addition to the above definitions, unless the context requires otherwise:

(i)                                     any reference to any statute, regulation, rule or form as of any time shall mean such statute, regulation, rule or form as amended or modified and shall also include any successor statute, regulation, rule or form, as amended, from time to time;

(ii)                                  the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, in each case notwithstanding the absence of any express statement to such effect, or the presence of such express statement in some contexts and not in others;

(iii)                               references to “Section” or “Exhibit” are references to Sections of or Exhibits to this Agreement unless otherwise indicated;

(iv)                              words such as “herein”, “hereof”, “hereinafter” and “hereby” when used in this Agreement refer to this Agreement as a whole;

(v)                                 references to “dollars” or “$” in this Agreement are to United States dollars; and

(vi)                              references to “business day” mean any day, other than a Saturday or Sunday, on which commercial banks are not required or authorized to close in New York, New York.

Section 2.                                           Governance Rights.

(a)                                 Director Appointment.  On or prior to the date hereof, the Board of Directors of the Company (the “Board”) shall appoint Richard O’Toole to the Board as a Class II director (such Person, in such capacity, and the Alternate Director, if the Alternate Director is appointed pursuant to Section 2(b), the “New Class II Director”) to serve as a Class II director until the next annual meeting of stockholders of the Company at which Class II directors are to be elected. Thereafter, the Nominating and Corporate Governance Committee of the Board shall determine future nominations to the Board; provided, that if the New Class II Director is not re-elected to the Board, such event shall not affect the obligations of the Company to the New Class II Director with respect to any accrued but unpaid compensation and unreimbursed expenses in accordance with Section 2(d) or any continuing indemnification obligation of the Company with respect to the New Class II Director’s service on the Board.

(b)                                 Replacement of New Class II Director.  If, on or prior to December 31, 2017, Mr. O’Toole shall have resigned, retired, died or been removed from office (for any reason), (i) the Stockholder shall have the right (but not the obligation), upon written notice to the Company as provided in Section 6(b), to designate the Alternate Director  to replace Mr. O’Toole on the Board as the New Class II Director; and (ii) subject to the provisions of this Section 2, the Company shall promptly, following the receipt of written notice from the Stockholder as contemplated above, appoint the Alternate Director to serve on the Board as the New Class II Director; provided that the Board shall have (1) been provided all reasonably requested background information regarding the Alternate Director (including a completed copy of the Company’s standard D&O questionnaire), (2) had the opportunity to interview the Alternate

Director in person and (3) consented to the Alternate Director serving as the replacement to Mr. O’Toole (such consent not to be unreasonably withheld, conditioned or delayed).  The Alternate Director shall not be eligible for selection as a replacement New Class II Director if he has been involved in any of the events enumerated in Item 2(d) or 2(e) of Schedule 13D under the Exchange Act or Item 401(f) of Regulation S-K under the Securities Act or is subject to any order, decree or judgment of any Governmental Entity prohibiting service as a director of any public company.

(c)                                  Committees.  To the extent permitted by applicable Laws (including any requirements under the Exchange Act or the rules of the New York Stock Exchange or any other applicable securities exchange or automated inter-dealer quotation system on which the Common Stock is then listed or quoted), the New Class II Director shall be considered for service on one or more of the committees of the Board at the sole discretion of the Board.

(d)                                 Compensation and Information Rights.  The New Class II Director shall be entitled to compensation, reimbursement, indemnification, information and other rights in connection with his role as a director to the same extent as other directors who are not employees of the Company.  The Company shall notify the New Class II Director of all regular meetings and special meetings of the Board and of all regular and special meetings of any committee thereof at the same time and in the same manner as it notifies the other directors of such meetings.

Section 3.                                           Right of First Offer.

(a)                                 From and after the date hereof until the later to occur of (i) one year from the date hereof and (ii) the delivery by the Company to the Stockholder of two ROFO Offers, the Stockholder shall have a right of first offer in connection with any horizontal risk retention investment (each such investment, a “Securitization Investment”) in which the Company intends to retain an interest.  Each time the Company proposes to make a Securitization Investment, it shall first make an offer to the Stockholder to purchase a non-controlling interest in such Securitization Investment in accordance with the following provisions of this Section 3.

(b)                                 The Company shall deliver a written offer (a “ROFO Offer”) to the Stockholder stating the Company’s bona fide intention to make a Securitization Investment, and setting forth in reasonable detail the material terms of such Securitization Investment (which terms shall be those set forth in the Partnership Term Sheet attached hereto as Exhibit B) and the price and terms (not inconsistent with Exhibit B), if any, upon which it proposes to offer the Stockholder a non-controlling interest in such Securitization Investment.  The terms and conditions of the ROFO Offer shall be arm’s-length terms.

(c)                                  Upon receipt of a ROFO Offer, the Stockholder shall have seven (7) business days (the “ROFO Offer Period”) to accept the terms and conditions of such ROFO Offer.

(d)                                 If the Stockholder fails to accept a ROFO Offer during the ROFO Offer Period in accordance with Section 3(c), the Company shall be permitted to Transfer such Securitization Investment on substantially similar terms and conditions proposed to the Stockholder to a third party, and upon any such Transfer the Company shall have no further obligation to the Stockholder with respect to such Securitization Investment.

Section 4.                                           Standstill and Transfer Restrictions.

(a)                                 From and after the date hereof until the Termination Date (such period, the “Standstill Period”), without the prior written approval of the Company, each Stockholder Party shall not, directly or indirectly, and shall cause its controlled Affiliates not to, directly or indirectly:  (i) acquire or offer to acquire, seek, propose or agree to acquire, by means of a purchase, tender or exchange offer, business combination or in any other manner, Beneficial Ownership of any Voting Securities, including rights or options to acquire such ownership; or (ii) other than pursuant to this Agreement, seek or propose to influence, advise, change or control the management, Board, governing instruments or policies or affairs of the Company, including by means of a solicitation of proxies (as such terms are defined in Rule 14a-1 under the Exchange Act, disregarding Rule 14a-1(l)(2)(iv) thereunder), including any otherwise exempt solicitation pursuant to Rule 14a-2(b) under the Exchange Act) or seeking to influence, advise or direct the vote of any holder of Voting Securities; provided, however, that the Standstill Period shall terminate automatically upon (A) any person (x) becoming the Beneficial Owner of Voting Securities representing 50% or more of the Total Voting Power or (y) publicly announcing or commencing a tender or exchange offer that, if consummated, would make such Person (or any of its Affiliates) the Beneficial Owner of Voting Securities representing 50% or more of the Total Voting Power or (B) the Company entering into a definitive agreement with a third party to effectuate (x) a sale of 50% or more of the consolidated assets of the Company and its wholly owned subsidiaries or (y) a transaction (1) that, in whole or in part, requires the approval of the Company’s stockholders and, (2) in which, based on information publicly available at the time of announcement of the entering into of such agreement, the holders of Voting Securities prior to such transaction will not own, immediately following such transaction, Voting Securities representing at least 80% of the Total Voting Power of either (I) the corporation resulting from such transaction (the “Surviving Corporation”), or (II), if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of all of the outstanding Voting Securities of the Surviving Corporation.  Nothing in this Section 4(a) shall (i) limit the New Class II Director from taking any actions in his or her capacity as a director of the Company or (ii) prohibit the acquisition by the Stockholder Parties of Beneficial Ownership of Voting Securities or any derivative or synthetic interests or any hedging, swap, forward or other derivative contracts in relation thereto; provided, that after giving effect thereto, the Stockholder Parties’ Beneficial Ownership of Voting Securities does not exceed 9.8% of the Total Voting Power.

(b)                                 Neither the Stockholder nor any of the other Stockholder Parties shall Transfer any Voting Securities Beneficially Owned by them to any

Permitted Transferee unless such Permitted Transferee becomes a party to and fully subject to and bound by this Agreement to the same extent as the transferring party by executing and delivering a joinder to this Agreement in the form attached hereto as Exhibit A.

(c)                                  Without limiting the foregoing, the Stockholder Parties agree that they will not Transfer any Voting Securities except in compliance with any applicable state, federal or foreign securities Laws.

(d)                                 The right of any Stockholder Party or any of their respective Affiliates to Transfer Voting Securities Beneficially Owned by such Person is subject to the restrictions set forth in this Section 4, and no Transfer by any Stockholder Party or any of its Affiliates of Voting Securities Beneficially Owned by such Person may be effected except in compliance with this Section 4.  Any attempted Transfer in violation of this Agreement shall be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the Transfer restrictions set forth in this Agreement, and the Company shall not, and shall instruct its transfer agent and other third parties not to, record or recognize any such purported transaction on the share register of the Company.  No Transfer by a Stockholder Party shall be effective unless and until the Company shall have been furnished with information reasonably satisfactory to it demonstrating that such Transfer is (x) in compliance with this Section 4 and (y) registered under, exempt from or not subject to the provisions of Section 5 of the Securities Act and any other applicable securities Laws.

(e)                                  Any additional Voting Securities of which any Stockholder Party acquires Beneficial Ownership following the date hereof and prior to the Termination Date shall be subject to the restrictions and commitments set forth in this Section 4 as fully as if such Voting Securities were Beneficially Owned by such Person as of the date hereof.

Section 5.                                           Representations and Warranties.

(a)                                 Representations and Warranties of the Stockholder.  The Stockholder represents and warrants to the Company (and each other Stockholder Party hereby represents and warrants to the Company, as of the date of the joinder agreement pursuant to which such Stockholder Party became a party to this Agreement) as follows:

(i)                                     If such Stockholder Party is an entity, it is duly organized and validly existing under the Laws of the jurisdiction of its organization.

(ii)                                  It has the full right, power and authority and capacity to execute and deliver this Agreement and to perform its obligations under this Agreement.

(iii)                               The execution and delivery by it of this Agreement and the performance by it of its obligations under this Agreement have been duly authorized by all necessary corporate or other analogous action on its part and does not require any corporate or other action on the part of any trustee or beneficial or record owner of any equity interest in such Stockholder Party or in the Voting Securities Beneficially Owned by such Stockholder Party, other than those which have been obtained prior to the date hereof and are in full force and effect.

(iv)                              This Agreement has been duly executed and delivered by it and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(v)                                 The execution and delivery by it of this Agreement and the performance by it of its obligations under this Agreement do not and will not conflict with, result in a breach of or violate any provision of, or require the consent or approval of any Person (except for any such consents or approvals which have been obtained) under applicable Law, any (i) organizational document or (ii) any contract or agreement to which it is a party, except, with respect to (ii), such conflicts, breaches, violations or failures to obtain consent or approval as would not be reasonably expected to have a material adverse effect on the ability of the Stockholder to consummate the Transaction (as such term is defined in the SPA).

(b)                                 Representations and Warranties of the Company.  The Company hereby represents and warrants to the Stockholder Parties as follows:

(i)                                     The Company is a corporation, duly incorporated, validly existing and in good standing under the Laws of the State of Delaware.  The Company has all requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

(ii)                                  The execution and delivery by the Company of this Agreement and the performance of the obligations of the Company under this Agreement have been duly authorized by all necessary corporate action on the part of the Company.  This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Stockholder, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency and other Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(iii)                               The execution and delivery by the Company of this Agreement and the performance of the obligations of the Company under this Agreement do not and will not conflict with, result in a breach of or violate any provision of, or require the consent or approval of any Person (except for any such consents or approvals which have been obtained) under applicable Law, (i) the organizational documents of the Company or (ii) any contract or agreement to which the Company is a party, except, with respect to (ii), such conflicts, breaches, violations or failures to obtain consent or approval as would not be reasonably expected to have a material adverse effect on the ability of any party to consummate the Transaction.

Section 6.                                           Miscellaneous.

(a)                                 Registration Rights.  The Company and the Stockholder shall execute and deliver the Second Amended and Restated Registration Rights Agreement, substantially in the form attached hereto as Exhibit C.

(b)                                 Notices.  All notices and other communications in connection with this Agreement shall be in writing and shall be considered given if given in the manner, and be deemed given at times, as follows:  (x) on the date delivered, if personally delivered or if delivered by email; or (y) on the next business day after being sent by recognized overnight mail service specifying next business day delivery, in each case with delivery charges pre-paid and addressed to the following addresses:

If to the Company:

Ladder Capital Corp

345 Park Avenue, 8th Floor

New York, NY 10154

Attention:                                         Kelly Porcella

Phone:                                                          (212) 715-3186

Email: Kelly.porcella@laddercapital.com

with a copy (which shall not constitute notice) to:

Ladder Capital Corp

345 Park Avenue, 8th Floor

New York, NY 10154

Attention:                                         Marc Fox

Phone:                                                          (212) 715-3181

Email: marc.fox@laddercapital.com

and

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022

Attention:                                         Joshua N. Korff, P.C.
Email: joshua.korff@kirkland.com

If to the Stockholder:

c/o The Related Companies L.P.
60 Columbus Circle
New York, NY, 10023
Attention:                                         Justin Metz

                                                Richard O’Toole

Email:                                                     Justin.Metz@Related.com

                                                ROToole@Related.com

with a copy (which shall not constitute notice) to:

Sullivan & Cromwell LLP
125 Broad St
New York, New York 10004

Attention:                                         Robert W. Downes
Email:                                                            Downesr@sullcrom.com

If to any Permitted Transferee, to such address as is designated by such Permitted Transferee in such Permitted Transferee’s joinder to this Agreement.

(c)                                  Assignment; Third Party Beneficiaries.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned by any party hereto (other than by operation of Law) without the prior written consent of (i) the Company, in the case of the Stockholder Parties, or (ii) the Stockholder, in the case of the Company.  Any purported assignment in contravention hereof shall be null and void.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.  This Agreement (including the documents and instruments referred to herein) is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.  The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto.  Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance herewith without notice or liability to any other person.  In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto.  Consequently, Persons other than the parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

(d)                                 Governing Law; Jurisdiction.

(i)                                     This Agreement shall be governed and construed in accordance with the Laws of the State of Delaware, without regard to any applicable conflicts of law principles.

(ii)                                  Each party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in any federal or state court located in the State of Delaware (the “Chosen Courts”), and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 6(b).

(e)                                  Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW AT THE TIME OF INSTITUTION OF THE

APPLICABLE LITIGATION, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, DIRECTLY OR INDIRECTLY, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 6(e).

(f)                                   Interpretation.  The parties have participated jointly in negotiating and drafting this Agreement.  In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.  The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  This Agreement shall not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

(g)                                  Prior Negotiations; Entire Agreement.  This Agreement (including the exhibits hereto and the documents and instruments referred to in this Agreement) constitutes the entire agreement of the parties and supersedes all prior agreements, arrangements or understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement.

(h)                                 Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party (including via email or other electronic transmission), it being understood that each party need not sign the same counterpart.

(i)                                     Severability.  Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction such that the invalid, illegal or unenforceable provision or portion thereof shall be interpreted to be only so broad as is enforceable.

(j)                                    Waivers and Amendments.  This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions of this Agreement may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance.  No delay on the part of any party in exercising any right, power or privilege pursuant to this Agreement shall operate as a waiver thereof, nor shall any waiver of the part of any party of any right, power or privilege pursuant to this Agreement, nor shall any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement.  The rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any party otherwise may have at Law or in equity.

(k)                                 Certain Remedies.

(i)                                     Specific Performance.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that, in addition to any other applicable remedies at Law or equity, the parties shall be entitled to an injunction or injunctions, without proof of damages, to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement.

(ii)                                  No Consequential Damages.  To the fullest extent permitted by applicable Law, the parties shall not assert, and hereby waive, any claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor, against any other party and its respective Affiliates, members, members’ affiliates, officers, directors, partners, trustees, employees, attorneys and agents on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, or as a result of, this Agreement.

(l)                                     Delivery by Electronic Transmission.  This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by email delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  No party hereto or to any such agreement or instrument shall raise the use of email delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through email delivery of a “.pdf” format data file as a defense to the formation of a contract and each party hereto forever waives any such defense.

(m)                             Further Assurances.  Each party to this Agreement shall cooperate and take such action as may be reasonably requested by another party to this Agreement in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

(n)                                 Notwithstanding anything in this Agreement to the contrary, this Agreement shall not prohibit, restrict or limit in any way the ability of the New Class II Director to participate in activities related to or in connection with his or her service as a director of the Company in such manner as he or she may determine in his or her sole discretion (it being understood that the foregoing shall not in any way relieve or alter the New Class II Director’s obligation to comply at all times with applicable law and the Company’s policies, procedures, processes, codes, rules, standards and guidelines applicable to Board members).

(o)                                 Term and Termination.  This Agreement will be effective as of the date hereof and shall terminate on the later of (i) the date on which there is no longer a New Class II Director serving on the Board and (ii) the date that is two (2) years from the date hereof (such termination date, the “Termination Date”); provided that the provisions of this Section 6 shall survive such termination.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

LADDER CAPITAL CORP

By:	/s/ Kelly Porcella
Name: Kelly Porcella
Title: General Counsel

[Signature Page to Stockholders Agreement]

RREF II LADDER LLC

By:	/s/ Richard O’Toole
	Name:	Richard O’Toole
	Title:	Executive Vice President

[Signature Page to Stockholders Agreement]

EXHIBIT A

FORM OF JOINDER

The undersigned is executing and delivering this Joinder Agreement pursuant to that certain Stockholders Agreement, dated as of March 3, 2017 (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Stockholders Agreement”) by and between Ladder Capital Corp, a Delaware corporation (the “Company”) and RREF II Ladder LLC, a Delaware limited liability company (the “Stockholder”) and any Permitted Transferee that becomes a party to the Stockholders Agreement in accordance with the terms thereof. Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Stockholders Agreement.

By executing and delivering this Joinder Agreement to the Stockholders Agreement, the undersigned hereby adopts and approves the Stockholders Agreement and agrees, effective commencing on the date hereof and as a condition to the undersigned’s becoming a Stockholder Party, to become a party to, and to be bound by and comply with the provisions of, the Stockholders Agreement applicable to the Stockholder Parties, in the same manner as if the undersigned were an original signatory to the Stockholders Agreement.  Without limiting the foregoing, the undersigned hereby acknowledges and agrees that the Stockholder shall be entitled to act on behalf of and bind the undersigned under the Stockholders Agreement in accordance with the provisions thereof.

The undersigned hereby represents and warrants that, pursuant to this Joinder Agreement and the Stockholders Agreement, it is a Permitted Transferee.

The undersigned acknowledges and agrees that Section 6(b) through Section 6(o) of the Stockholders Agreement is incorporated herein by reference, mutatis mutandis.

[Remainder of page intentionally left blank]

Accordingly, the undersigned have executed and delivered this Joinder Agreement as of the     day of            ,     .

TRANSFEREE

Name:

Notice Information

Address:
Telephone:
Email:

[Signature Page to Joinder]

AGREED AND ACCEPTED

as of the      day of                ,        .

LADDER CAPITAL CORP

By:
Name:
Title:

[TRANSFEROR]

By:
Name:
Title:

[Signature Page to Joinder]

EXHIBIT B

PARTNERSHIP TERM SHEET